Second Quarter 2012 Operations Review August 10, 2012 Exhibit 99.1

Forward Looking Statements
Outlooks, projections, estimates, targets, and business plans in this presentation or any related subsequent discussions are forward-looking statements. Actual future results, including TransAtlantic Petroleum Ltd.’s own production growth and mix; financial results; the amount and mix of capital expenditures; resource additions and recoveries; finding and development costs; project and drilling plans, timing, costs, and capacities; revenue enhancements and cost efficiencies;
industry margins; margin enhancements and integration benefits; and the impact of technology could differ materially due to a number of factors. These include market prices for natural gas, natural gas liquids and oil products; estimates of reserves and economic assumptions; the ability to produce and transport natural gas, natural gas liquids and oil; the results of exploration and development drilling and related activities; economic conditions in the countries and provinces in which we carry on business, especially economic slowdowns; actions by governmental authorities, receipt of required approvals, increases in taxes, legislative and regulatory initiatives relating to fracture stimulation activities, changes in environmental and other regulations, and renegotiations of contracts; political uncertainty, including actions by insurgent groups or other conflict; the negotiation and closing of material contracts; shortages of drilling rigs, equipment or oilfield services; and other factors discussed here and under the heading  “Risk Factors" in our Annual Report on Form 10-K for the year ended December 31,
2011 and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2012 available at our website at www.transatlanticpetroleum.com and
www.sec.gov. See also TransAtlantic’s 2011 audited financial statements and the accompanying management discussion and analysis. Forward-looking statements are based on management’s knowledge and reasonable expectations on the date hereof, and we assume no duty to update these statements as of any future date.
The information set forth in this presentation does not constitute an offer, solicitation or recommendation to sell or an offer to buy any securities of the
Company. The information published herein is provided for informational purposes only. The Company makes no representation that the information and opinions expressed herein are accurate, complete or current. The information contained herein is current as of the date hereof, but may become outdated or subsequently may change. Nothing contained herein constitutes financial, legal, tax, or other advice.
The SEC has generally permitted oil and gas companies, in their filings with the SEC, to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We may use the terms “estimated ultimate recovery,” “EUR,” “probable,” “possible,” and “non-proven” reserves, “prospective resources” or “upside” or other descriptions of volumes of resources or reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s guidelines may prohibit us from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved reserves and accordingly are subject to substantially greater risk of being actually realized by the Company. There is no certainty that any portion of estimated prospective resources will be discovered.
If discovered, there is no certainty that it will be commercially viable to produce any portion of the estimated prospective resources.
BOE is derived by converting natural gas to oil in the ratio of six thousand cubic feet (Mcf) of natural gas to one barrel (bbl) of oil. Boe may be misleading, particularly if used in isolation. A BOE conversion ratio of 6 Mcf: 1 bbl is based on an energy equivalency conversion method primarily applicable at the burner tip and does not represent a value equivalency at the wellhead.

Recent Highlights

Bahar-1 New Field Discovery
•
Oil and gas in Bedinan. Production inhibited by heavy drilling mud and packer failure.
•
Has produced oil and 1,200 btu natural gas during swabbing operations.
•
Shows also seen in Hazro, Mardin and Dadas.
First Horizontal Drilled Successfully
•
Alibey 1H drilled horizontally from previous vertical show well.
•
Logging operations concluded, well being completed.
•
Significant natural fracturing identified.
Viking Sale Closed, Outstanding Borrowings Reduced Significantly
•
Sale closed June 13, 2012.
•
As of June 30, 2012 the Company had outstanding borrowings on its credit facility of $32.8 million and cash on hand of approximately $27.9 million.
•
Available borrowing capacity of $44.7 million.

Turkey: Activity Overview

Thrace Basin
Region Summary: Conventional and tight natural gas
production with upside potential from
deep intervals and technological
application.
Proved Reserves: 13.2 Bcf (1)
2Q12 Production: 11.6 MMcf/d
Thrace Basin
Southeast
Central
Southeast
Region Summary: Conventional oil production provides low
decline base. Conventional and
unconventional upside opportunities.
Proved Reserves: 11.2 MMboe (1)
2Q12 Production: 2.5 Mboe/d
Central
Region Summary: Frontier basins offer under-explored, high
potential, oil and gas opportunities
Proved Reserves: 0.0 MMboe
2Q12 Production: 0.0 Mboe/d
(1) Reflects DeGoyler and MacNaughton (“D&M”) reserve report, effective 12/31/2011 based on $108/barrel and $7.18/Mcf. BOE conversions are calculated by the Company.
Overview
Region Summary: Extension of prolific Syrian and Iraqi oil
fields in the southeast and established
natural gas play in the northwest. All
lacking previous application of latest
technology.
Proved Reserves: 13.4 MMboe (1)
2Q12 Production: 4.5 Mboe/d
Legend
Licenses
TransAtlantic Licenses, Joint Ventures
Farm-in

Turkey: Thrace Basin

TBNG
West
Northwest
Joint Area
Operated Licenses
Non-Operated Licenses
Fields
Kayi Deep-1
TBNG
•
41.5% working interest.
•
13.2 MMcf/d (gross)
•
Frac results encouraging. Transition to
development  program in 4Q12.
West
•
50-100% working interest.
•
0.4 MMcf/d (gross)
•
Initial drilling in process.
•
60 prospects identified with 10-60 Bcfe
targets (1) .
Joint Area
•
50% working interest.
•
5.7 MMcf/d (gross)
•
Identified 25 Bcf (1) of shallow prospects
on 4288.
Northwest
•
55-100% working interest.
•
4.2 MMcf/d (gross)
•
Several prospects identified from latest
seismic.
(1) Internal prospective resource estimate prepared 6/30/11
Legend

Thrace Basin Frac Program: Play Concept & Strategy

Play Concept
•
Thick, stacked, blanket sands with significant gas in place.
•
Extensive well control from shallow production
•
Thermally mature, but largely untested, source rocks provide substantial unconventional potential with the application of modern drilling and completion methods.
Assessment Strategy
1. Prove rock is conducive to frac using low cost re-entries of existing shallow wellbores.
a. Identify and test various zones (approximately 2,500-6,500 feet or 750-2,000 meters).
b. Determine appropriate mix of fluid and horsepower.
c. Test multiple zone completions.
2. Test deeper potential and additional structures with new wellbores
a. Identify and test deeper zones (approximately 5,000-13,000 feet or 1,500-4,000 meters).
b. Test additional structures (Pancarkoy-1, Suleymaniye-2).
c. Define opportunity set (number of productive zones, commingling potential, etc.).
3. Test multi-stage vertical fracs
4. Evaluate individual zone productivity for horizontal potential and test if/where applicable.
5. Evaluate off-structure (stratigraphic) potential of blanket sands.
In Process
In Process
In Process
In Process
In Process
TBD
TBD

Thrace Basin Frac Program: Development Concept 7 For illustrative purposes only. Not to scale or representative of a specific location.. Ceylan Horizontals Mezardere Horizontals Teslimkoy Horizontals

Thrace Basin Frac Program: Assessment Timeline 8 Prove Frac-ability Test Deep & New Structures Test Multi-Stage Verticals Test Horizontal Potential Test Off-structure Potential Development

Thrace Basin Frac Program: Key Results Summary

Well Name License Concept Month
Net Pay
(Meters)
Porosity
(%)
Peak 24-
Hour Rate
(MMcf/d)
Initial 7-day
Average
(MMcf/d)
Kayi 15 3931 Teslimkoy Sep-11 20 17 0.6 0.5
BTD 2 3931 Teslimkoy Oct-11 9 16 4.3 3.3
Aydede 2 3931 Mezardere Nov-11 4 20 2.2 1.4
DTD 7 3931 Teslimkoy Nov-11 9 14 0.2 0.1
Kayi 14 3931 Teslimkoy Dec-11 13 17 5.0 3.7
Dogu Yagci 1 3931 Mezardere Dec-11 10 14 2.0 1.5
Aydede 1 3931 Mezardere Dec-11 10 15 0.9 0.7
DTD 11 3931 Teslimkoy Jan-12 3 11 1.1 0.8
Karya Derin 1 3931 Teslimkoy Feb-12 7 12 0.1 N/A
TDR 5 3931 Teslimkoy Feb-12 9 14 3.0 2.1
Senova 1 3858 Teslimkoy Feb-12 4 18 0.2 N/A
Kuzey Kayi 2 3931 Teslimkoy Feb-12 3 12 0.8 0.6
DTD 10 3931 Mezardere Mar-12 5 11 0.2 0.2
Kayi 12 3931 Mezardere Mar-12 6 15 0.3 0.2
BTD 1 3931 Mezardere Mar-12 3 12 - -
TDR 4 3931 Teslimkoy Mar-12 3 17 1.6 1.2
DTD 4 3931 Teslimkoy Mar-12 3 12 0.3 0.2
Dogu Karya-1 3934 Kesan May-12 4 10 0.2 0.04
TDR-8* 3860 Kesan May-12 3 9 - -
Kayi-7 3931 Teslimkoy Jun-12 5 15 0.4 0.4
Guney Kayi-1 3931 Teslimkoy Jun-12 22 11 0.6 0.4
DTD-1 3931 Teslimkoy Jul-12 10 16 - -
TDR-8* 3860 Teslimkoy Jul-12 8 11 0.3 0.2
Koseilyas-1 3934 Teslimkoy Jul-12 8 12 1.3 0.7
*TDR-8 underwent two separate completions, one each in the Kesan & Teslimkoy formations. The fracs encountered a water bearing zone. TDR-8 is awaiting further testing after isolating the zone.

Thrace Basin Frac Program: Location Map 10 Frac Wells Quarter 3Q11 4Q11 1Q12 2Q12 3Q12 Wells-Non-Frac Pipeline TransAtlantic Licenses, JV 3858 TGT-PIN-CV

Turkey: Southeast

Overview
•
Extension of prolific Iraqi and Syrian oil
trends. Houses Turkey’s most
productive fields including
TransAtlantic’s Selmo field.
•
Conventional oil production provides
low decline base.
•
New field discoveries in 2011 and 2012
(Goksu and Bahar wells).
•
Selmo frac program planned for late
3Q12.
•
Conventional and unconventional
upside opportunities including large
shale play potential. Numerous large
anticlines identified.
•
Bedinan, Dadas, Hazro, Jurassic,
Mardin, and Triassic targets.
Dadas Shale
•
Upper Silurian (Woodford equivalent)
•
Roughly equal in size to the Barnett.
•
Source rock for conventional fields.
•
Early work indicates oil, liquids and gas
windows. Evaluating second core.
TransAtlantic Licenses, Joint Ventures
Dadas Deposition Area
Legend
Zagros/Bitlis
Suture
Paleozoic Kitchen Area
Silurian/Ordovician sources Mature
Mardin/Midyat Uplift
Paleozoic source rocks immature
Paleozoic Kitchen Area
Silurian /Ordovician sources Mature
Bakuk
5043 (prod.)
Arpatepe
5003 (prod.)
Selmo
829 (prod.)
SE TURKEY Syria

•
Bahar-1 located in northwestern portion of original Molla
licenses. Recent license award extends potential
inventory.
•
New field discovery in the Bedinan
o
Same producing horizon as Arpatepe.
o
Has not previously been productive in the area.
o
Productivity inhibited by heavy drilling mud and
packer failure. Has produced oil and 1,200 btu gas
during swabbing operations.
•
Shows in Hazro, Mardin, Bedinan, and Dadas.
•
Collected 40 feet (12 meters) of Dadas core.
Turkey: Southeast – Molla – Bahar Discovery
12
Bahar-1
Bedinan Structure Map Molla Overview (100% Working Interest)
Bahar-1

Turkey: Southeast – Molla – Goksu

Goksu Overview
•
Goksu-2 production (Mardin Lime) holding
steady at over 200 bbl/d on 16/64” choke.
•
Goksu-3H expected to spud during 3Q12 as the
first horizontal in the area and TAT’s second
horizontal drilled  in Turkey.
•
Planning Dadas horizontal to spud later in 2012
or early 2013.
Bahar-1
Goksu 1 & 2
GOKSU 2 (Mardin)
600
500
400
300
200
100
0
2/1/2012 3/1/2012 4/1/2012 5/1/2012 6/1/2012 7/1/2012
40000
35000
30000
25000
20000
15000
10000
5000
0
BOPD BWPD FTP WC Cum Oil
5046
2D initial
lines
4845
4174

Turkey: Southeast – Dadas Shale Overview

Dadas Shale Characteristics
•
Devonian-Silurian age.  Areal extent similar to Barnett Shale core.
•
Basal member (Dadas 1) is the primary oil source rock for regional hydrocarbon production.
•
Indications of oil window (south) transitioning to gas window (north).
•
TransAtlantic’s acreage primarily in expected oil and liquids windows.
•
Plan to spud first horizontal test later in 2012 or early 2013.
Goksu-1R Core Analysis
•
Approximately 30 feet of core taken (2010).
•
Vertical depth: 8,350 feet (2,500 meters)
•
Total Organic Content: 7-9%
•
Porosity: 0.5-6.0%
•
T
max
: 435° C
•
R
0
: 0.7-0.8%
Shale Comparison
Attribute Dadas Woodford Eagle Ford Bakken
Age Silurian Silurian Cretaceous Mississippian
Depth (ft) 7,000-10,000 6,000-14,500 4,000-14,000 8,000-11,000
Gross Thickness 300-800 300-400 100-350 150
TOC (%) 3.0-12.0 6.0-6.5 4.0-5.5 6.0-8.0
T
max
(° C) 350-460 300-400 425-455 420-430
R
0
(%) 0.5-1.0% 1.1-3.0% 0.5-2.6% 0.4-1.7%
Porosity (%) 0.5-10% 3-12% 4-15% 8-12%
Permeability 0.3-1.0 md 0.2 md <0.13 md 0.005-0.2 md
Oil Gravity (API) 40-60 30-65 40-60 40-45
EUR (Mboe) TBD 150-2,000 300-1,500 500-1,500

Turkey: Southeast – Molla Development Concept 15 For illustrative purposes only. Not to scale or representative of a specific location..

Turkey: Central

Adana
Sivas
Overview
Gaziantep
Other
•
100% working interest, subject to farm-
in via exploration agreement (Shell).
•
~1.6 million acres
•
Frontier basins offer under-explored,
high potential, oil and gas
opportunities.
•
Seeking exploration partners.
•
61.5%-100% working interest.
•
~450,000 acres
•
Prospective for Mardin Lime. First
horizontal underway.
•
Multiple petroleum systems.
•
Identified shallow amplitude play in
untested Miocene sands
•
Biogenic gas and deeper Miocene
carbonate potential.
•
Relatively unexplored tertiary basin
with working petroleum systems.
•
Seismic and aeromag in process.
Legend
TransAtlantic Licenses, Joint Ventures

Turkey: Central – Gaziantep – Alibey-1H

•
Re-entry of vertical oil show well.
Lateral drilled into Mardin Lime.
•
Similar concept/target as plan for
Goksu 3H.
•
TAT’s first in-country horizontal.
•
Logging concluded, well awaiting
completion.
Overview
Alibey-1H
Fracture swarms
with oil shows

Hedge Profile

As of 6/30/2012
3-way Collars
Collars
Floor/Ceiling Mid-Point
1,500
1,250
1,000
750
500
250
0
445
960
400
380
831
726
1,016
$100.25
$99.63
$88.44
$150
$125
$100
$75
$50
$25
$0
2H12 2013 2014 2015
0
$85.84

Investor Contact Information
Chad W. Potter, CFA
VP – Finance / Investor Relations
(214) 265-4746
chad.potter@tapcor.com
Wil F. Saqueton
VP – Chief Financial Officer
(214) 265-4743
wil.saqueton@tapcor.com
16803 Dallas Parkway
P.O. Box 246
Addison, TX 75001-0246
19